Exhibit 99.f

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	June 1, 2003 - June 30, 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor’s bank reconciliations)	MOR-1 (CON’T)	X
Copies of bank statements		X
Cash disbursements journals
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	X
Listing of aged accounts payable
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Jerrold P Pederson	9/15/2004
Signature of Authorized Individual*	Date

Jerrold P Pederson	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

FORM MOR
(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: June 1 - June 30, 2004

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the debtor’s books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the “CURRENT MONTH - ACTUAL” column must equal the sum of the four bank account columns.  The amounts reported in the “PROJECTED” columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1).  Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account.  [See MOR-1 (CON’T)]

	BANK ACCOUNTS					CURRENT MONTH			CUMULATIVE FILING TO DATE
	General	Disb	Investment	Money Mkt	Checking	ACTUAL		PROJECTED	ACTUAL	PROJECTED
CASH BEGINNING OF MONTH	114.15	0.00	0.00	47,291,603.55	2,214,919.14	49,506,636.84			14,420,511.35

RECEIPTS
CASH SALES						0.00			0.00
ACCOUNTS RECEIVABLE						0.00			0.00
LOANS AND ADVANCES						0.00			0.00
TRANSFER FROM TRUST ACCOUNT (B)						0.00			641,776.88
TRANSFER FROM INVESTMENT ACCOUNT						0.00			37,495,011.59
OTHER - Interest income				39,784.25		39,784.25			475,213.32
TRANSFER FROM TAH Accounts					3,358,170.43	3,358,170.43			17,580,659.78
TRANSFER FROM TA	1,069.43			1,662,534.64	42,809.82	1,706,413.89			57,291,385.32
TOTAL RECEIPTS	1,069.43	0.00	0.00	1,702,318.89	3,400,980.25	5,104,368.57			113,484,046.89

DISBURSEMENTS
NET PAYROLL						0.00			0.00
PAYROLL TAXES						0.00			0.00
SALES, USE, & OTHER TAXES						0.00			0.00
INVENTORY PURCHASES						0.00			0.00
SECURED/ RENTAL/ LEASES						0.00			0.00
PAYMENT FOR STOCK SALES						0.00			3,010.46
SELLING						0.00			0.00
BANK SERVICE FEES	1,183.58					1,183.58			43,444.26
RECONCILING ITEM						0.00			3,278.92
OWNER DRAW *						0.00			0.00
TRANSFERS (TO DIP ACCTS)						0.00			0.00
TRANSFER TO TA					5,513,841.00	5,513,841.00			27,041,342.83
TRANSFER TO TAH MONEY MARKET						0.00			49,495,011.59
TRANSFER TO TAH ACCOUNTS				3,358,170.43		3,358,170.43			5,580,659.78
U.S. TRUSTEE QUARTERLY FEES						0.00			0.00
BANKRUPTCY PROFESSIONAL						0.00			0.00
COURT COSTS						0.00			0.00
TOTAL DISBURSEMENTS	1,183.58	0.00	0.00	3,358,170.43	5,513,841.00	8,873,195.01			82,166,747.84

NET CASH FLOW (RECEIPTS LESS DISBURSEMENTS)	-114.15	0.00	0.00	-1,655,851.54	-2,112,860.75	-3,768,826.44			31,317,299.05

CASH - END OF MONTH	0.00	0.00	0.00	45,635,752.01	102,058.39	45,737,810.40	(A)		45,737,810.40

*  COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT MONTH ACTUAL COLUMN)
TOTAL DISBURSEMENTS	8,873,195.01
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-8,872,011.43
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,183.58

(A)  Cash balance includes $3,500,000 in restricted cash., Paid by wire transfer 3/15/04 TAI responsibility.  LOC was $4,050,000 - additional amount is for bank fees Restricted Cash now identified on TAI’s GL

(B)  Touch America Holdings preferred stock defeasance trust account was closed and cash moved to the General Account.

(C)  Touch America Holdings Investment Account closed 5/04

FORM MOR-1

(9/99)

Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Reporting Period: June 1 - June 30, 2004

BANK RECONCILIATIONS

Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account.  The debtor’s bank reconciliation may be substituted for this page.

	General	Disbursement	Investment	Money Mkt	Checking	Total
	#1500 9559 3300	# 1500 8068 2316	#12145100	#312 9745563 65	#312 9745563 66
BALANCE PER BOOKS	0.00	0.00	$0.00	45,635,752.01	102,058.39	$45,737,810.40

BANK BALANCE	0.00	0.00	0.00	45,635,502.01	486,987.31	46,122,489.32
(+) DEPOSITS IN TRANSIT (ATTACH LIST)	0.00	0.00	0.00	250.00		250.00
(-) OUTSTANDING CHECKS (ATTACH LIST)	0.00	0.00	0.00			0.00
OTHER (ATTACH EXPLANATION)	0.00	0.00	0.00		384,928.92	384,928.92
ADJUSTED BANK BALANCE *	0.00	0.00	0.00	45,635,752.01	102,058.39	45,737,810.40	0.00	0.00

* Adjusted bank balance must equal balance per books

DEPOSITS IN TRANSIT	Date	Amount	Date	Amount	Date	Amount	Date	Amount

CHECKS OUTSTANDING	Ck. #	Amount	Ch. #	Amount	Ck. #	Amount	Ck. #	Amount

OTHER

FORM MOR-1 (CON’T)

(9/99)

Case No. 03-11915 (KJC)

Touch America

Disbursements for June 2004

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
38141	104	STATE TAX COMMISSION	204.00	5		CHASE	312974556366
38141	105	MONTANA STATE TREASURER	5,633.00	5		CHASE	312974556366
38147	151	MONTANA STATE TREASURER	4,917.00	5		CHASE	312974556366
38147	157	JUSTIN BRUNELL	2,000.00	5		CHASE	312974556366
38148	204	HEATHER BRUNELL	320.00	5		CHASE	312974556366
38148	205	KELLY M. BOND	320.00	5		CHASE	312974556366
38155	257	JUSTIN BRUNELL	1,875.00	5		CHASE	312974556366
38160	308	MONTANA STATE TREASURER	7,133.55	5		CHASE	312974556366
38167	333	JUSTIN BRUNELL	1,800.00	5		CHASE	312974556366
38167	337	KELLY M. BOND	320.00	5		CHASE	312974556366
38167	338	KELLY M. BOND	320.00	5		CHASE	312974556366
38167	339	HEATHER BRUNELL	320.00	5		CHASE	312974556366
			25,162.55	5 Total
38141	107	CITISTREET	3,583.33	7		CHASE	312974556366
38141	108	WORKING RX	378.76	7		CHASE	312974556366
38167	322	AETNA	1,352.00	7		CHASE	312974556366
38167	323	CITISTREET	3,583.33	7		CHASE	312974556366
38167	324	WORKING RX	364.55	7		CHASE	312974556366
38167	325	BEHAVIORAL HEALTH CENTER	123.00	7		CHASE	312974556366
			9,384.97	7 Total
38141	109	THE HARTFORD	2,258.79	8		CHASE	312974556366
38141	110	BLUE CROSS BLUE SHIELD OF MONTANA	22,750.84	8		CHASE	312974556366
38167	326	BLUE CROSS BLUE SHIELD	18,471.18	8		CHASE	312974556366
38167	327	THE HARTFORD	2,175.16	8		CHASE	312974556366
			45,655.97	8 Total
38160	274	EMPLOYMENT SECURITY DEPARTMENT	65.92	9		CHASE	312974556366
			65.92	9 Total
38145	122	CENEX HARVEST STATES	220.37	10		CHASE	312974556366
38145	123	COMMUNICATION MANPOWER, INC.	720.00	10		CHASE	312974556366
38146	135	COMMUNICATION MANPOWER, INC.	760.00	10		CHASE	312974556366
38147	154	DIGGERS HOTLINE	1,023.45	10		CHASE	312974556366
38147	158	CINDY HERTIN	9,500.00	10		CHASE	312974556366
38147	169	CENTURYTEL FIBER COMPANY, LLC - MAINTENANCE	7,640.00	10		CHASE	312974556366
38147	170	COMMUNICATION MANPOWER, INC.	800.00	10		CHASE	312974556366
38147	173	GREAT PLAINS ONE-CALL SERVICES, INC.	1,231.65	10		CHASE	312974556366
38147	174	JODE CORP	78,912.00	10		CHASE	312974556366
38147	175	JODE CORP	28,407.00	10		CHASE	312974556366
38147	194	PASS WORD, INC.	363.00	10		CHASE	312974556366
38147	195	PASS WORD, INC.	285.12	10		CHASE	312974556366
38147	196	HENRY KLOBUCAR	1,950.00	10		CHASE	312974556366
38153	208	JULIE, INC.	1,319.05	10		CHASE	312974556366
38153	209	WILTEL COMMUNICATIONS, LLC - MAINTENANCE	33,644.17	10		CHASE	312974556366
38153	210	ADESTA, LLC	5,506.88	10		CHASE	312974556366
38153	211	WILTEL COMMUNICATIONS, LLC	39,940.18	10		CHASE	312974556366
38153	216	COMMUNICATION MANPOWER, INC.	980.00	10		CHASE	312974556366
38153	219	IOWA ONE CALL	998.10	10		CHASE	312974556366
38153	220	HENRY KLOBUCAR	3,425.00	10		CHASE	312974556366
38153	222	MISSOURI ONE CALL SYSTEM, INC.	3.75	10		CHASE	312974556366
38155	236	KONE INC	789.51	10		CHASE	312974556366
38155	237	KONE INC	340.92	10		CHASE	312974556366
38160	269	ENTERPRISE FLEET SERVICES	1,597.77	10		CHASE	312974556366
38160	270	JAMES BOYD SKINNER	3,375.94	10		CHASE	312974556366
38160	276	ADESTA LLC	18,682.26	10		CHASE	312974556366
38160	277	ADESTA LLC	8,564.96	10		CHASE	312974556366
38160	278	ONE CALL CONCEPTS, INC.	51.30	10		CHASE	312974556366
38160	300	COMMUNICATION MANPOWER, INC.	3,200.00	10		CHASE	312974556366
38160	301	COMMUNICATION MANPOWER, INC.	760.00	10		CHASE	312974556366
38160	302	ADESTA LLC	5,995.58	10		CHASE	312974556366
38160	WT-96	HALL ESTILL TRUST ACCOUNT-TIME WARNER/FTV	897,642.66	10	6/22/2004	CHASE	312974556366	actually made from MM xxx65
38162	313	JODE CORP	32,640.00	10		CHASE	312974556366
38162	314	JODE CORP	20,985.00	10		CHASE	312974556366
38162	315	VERIZON WIRELESS	33.58	10		CHASE	312974556366
38167	334	I-90 CORPORATION	3,000.00	10		CHASE	312974556366
38167	335	VERIZON WIRELESS	358.33	10		CHASE	312974556366
38167	336	CALL NET	9,850.02	10		CHASE	312974556366
38167	341	VERIZON WIRELESS	22.74	10		CHASE	312974556366
38167	342	LOOKING GLASS NETWORKS INC	10,951.39	10		CHASE	312974556366
38167	346	COMMUNICATION MANPOWER, INC.	1,400.00	10		CHASE	312974556366
38167	348	HENRY KLOBUCAR	2,825.00	10		CHASE	312974556366
38167	349	JAMES BOYD SKINNER	3,342.16	10		CHASE	312974556366
			1,244,038.84	10 Total
38155	259	DATA RETURN LLC	41,410.00	11		CHASE	312974556366
38167	345	DELOITTE CONSULTING	4,320.00	11		CHASE	312974556366
			45,730.00	11 Total
38141	101	CHRISTIE TRANSFER & STORAGE, INC.	864.00	12		CHASE	312974556366
38141	106	NORSEMAN SERVICES	885.00	12		CHASE	312974556366
38145	111	ACCOUNTEMPS	2,566.38	12		CHASE	312974556366
38145	112	ACCOUNTEMPS	439.88	12		CHASE	312974556366
38145	113	ACCOUNTEMPS	3,226.90	12		CHASE	312974556366
38145	114	ACCOUNTEMPS	1,036.00	12		CHASE	312974556366
38145	115	ACCOUNTEMPS	999.62	12		CHASE	312974556366
38145	116	ACCOUNTEMPS	650.80	12		CHASE	312974556366
38145	117	ACCOUNTEMPS	1,030.45	12		CHASE	312974556366
38145	118	ACCOUNTEMPS	423.45	12		CHASE	312974556366
38145	119	ACCOUNTEMPS	3,446.93	12		CHASE	312974556366
38145	124	FEDEX	93.23	12		CHASE	312974556366
38145	127	FEDEX	201.94	12		CHASE	312974556366
38145	128	ACCOUNTEMPS	1,960.00	12		CHASE	312974556366
38145	129	ACCOUNTEMPS	111.90	12		CHASE	312974556366
38145	130	ACCOUNTEMPS	30.79	12		CHASE	312974556366
38145	131	ACCOUNTEMPS	3,292.91	12		CHASE	312974556366
38145	132	ACCOUNTEMPS	80.72	12		CHASE	312974556366
38145	133	ACCOUNTEMPS	2,474.50	12		CHASE	312974556366
38146	134	ACCOUNTEMPS	57.46	12		CHASE	312974556366
38146	139	SUNGARD CSS	1,900.05	12		CHASE	312974556366
38146	140	EMPIRE OFFICE MACHINES	53.90	12		CHASE	312974556366
38146	141	EMPIRE OFFICE MACHINES	27.38	12		CHASE	312974556366
38146	142	EMPIRE OFFICE MACHINES	26.95	12		CHASE	312974556366
38146	143	EMPIRE OFFICE MACHINES	41.30	12		CHASE	312974556366
38146	147	OFFICE SOLUTIONS	65.00	12		CHASE	312974556366
38147	148	NORSEMAN SERVICES	945.00	12		CHASE	312974556366
38147	150	FEDEX	130.39	12		CHASE	312974556366
38147	152	WESTERN MONTANA PUBLISHING GROUP	417.80	12		CHASE	312974556366
38147	155	FP MAILING SOLUTIONS	372.00	12		CHASE	312974556366
38147	172	INSTY-PRINTS	1,125.00	12		CHASE	312974556366
38147	190	MONTANA BROOM & BRUSH CO.	100.17	12		CHASE	312974556366
38147	193	ANDERSON ZURMUEHLEN & CO., P.C.	765.25	12		CHASE	312974556366
38147	197	SUMMIT VALLEY BOTTLED WATER & CONDITIONING	10.00	12		CHASE	312974556366
38147	199	SPHERION CORPORATION	547.20	12		CHASE	312974556366
38148	201	SUNGARD CSS	3,500.46	12		CHASE	312974556366
38148	202	EMPIRE OFFICE MACHINES	238.08	12		CHASE	312974556366
38153	221	FEDEX	130.09	12		CHASE	312974556366
38155	225	JOE HUSTON	138.62	12		CHASE	312974556366
38155	227	OFFICE SOLUTIONS	65.00	12		CHASE	312974556366
38155	228	NORSEMAN SERVICES	945.00	12		CHASE	312974556366
38155	229	SPHERION CORPORATION	547.20	12		CHASE	312974556366
38155	230	SPHERION CORPORATION	273.60	12		CHASE	312974556366
38155	231	BILLINGS GAZETTE	542.36	12		CHASE	312974556366
38155	235	MCGREE TRUCKING	245.00	12		CHASE	312974556366
38155	256	SPHERION CORPORATION	478.80	12		CHASE	312974556366
38155	258	TRADEMARK ELECTRIC INC.	976.44	12		CHASE	312974556366
38155	260	ACCOUNTEMPS	2,584.75	12		CHASE	312974556366
38155	261	ACCOUNTEMPS	78.71	12		CHASE	312974556366
38155	262	ACCOUNTEMPS	95.52	12		CHASE	312974556366
38155	263	ACCOUNTEMPS	206.85	12		CHASE	312974556366
38155	264	ACCOUNTEMPS	1,494.50	12		CHASE	312974556366
38155	265	ACCOUNTEMPS	1,818.77	12		CHASE	312974556366
38155	267	INSTY-PRINTS	885.00	12		CHASE	312974556366
38160	279	SUMMIT VALLEY BOTTLED WATER & CONDITIONING	12.00	12		CHASE	312974556366
38160	282	MONTANA BROOM & BRUSH CO.	209.10	12		CHASE	312974556366
38160	304	FEDEX	69.65	12		CHASE	312974556366
38162	309	NORSEMAN SERVICES	975.00	12		CHASE	312974556366
38167	328	OFFICE SOLUTIONS	65.00	12		CHASE	312974556366
38167	329	SUNGARD CSS	1,713.52	12		CHASE	312974556366
38167	330	EMPIRE OFFICE MACHINES	371.68	12		CHASE	312974556366
38167	331	EMPIRE OFFICE MACHINES	40.20	12		CHASE	312974556366
38167	332	EMPIRE OFFICE MACHINES	11.27	12		CHASE	312974556366
38167	343	SPHERION CORPORATION	642.96	12		CHASE	312974556366
38167	344	HIGHLAND JANITORIAL	1,050.00	12		CHASE	312974556366
38167	347	FEDEX	142.72	12		CHASE	312974556366
			50,948.10	12 Total
38147	149	WALKER AG GROUP, INC.	4,500.00	13		CHASE	312974556366
38147	169	CENTURYTEL FIBER COMPANY, LLC - COLOCATION	2,789.58	13		CHASE	312974556366
38153	209	WILTEL COMMUNICATIONS, LLC - COLOCATION	44,991.86	13		CHASE	312974556366
			52,281.44	13 Total
38141	102	PRICE WATERHOUSE COOPERS	12,029.60	14		CHASE	312974556366
38145	120	PRICEWATERHOUSE COOPERS	3,091.60	14		CHASE	312974556366
38145	121	PRICEWATERHOUSE COOPERS	15,481.20	14		CHASE	312974556366
38160	272	THELEN REID & PRIEST LLP	73,765.49	14		CHASE	312974556366
38160	273	RYAN & COMPANY	22,500.00	14		CHASE	312974556366
38162	312	POORE ROTH & ROBINSON, PC	5,399.75	14		CHASE	312974556366
			132,267.64	14 Total
38146	145	PARK ELECTRIC COOPERATIVE, INC.	86.25	15		CHASE	312974556366
38146	146	SIERRA PACIFIC POWER COMPANY	3.57	15		CHASE	312974556366
38147	162	NORTHWESTERN ENERGY	30.73	15		CHASE	312974556366
38147	163	NISHNABOTNA VALLEY RURAL ELEC CO-OP	111.93	15		CHASE	312974556366	312,974,556,366.00
38147	164	WE ENERGIES	5.47	15		CHASE	312974556366
38147	165	AMEREN CIPS	16.30	15		CHASE	312974556366
38147	166	NORTHERN STATES POWER COMPANY	83.64	15		CHASE	312974556366
38147	167	NORRIS PUBLIC POWER	116.32	15		CHASE	312974556366
38147	168	NORTHERN STATES POWER COMPANY	3.51	15		CHASE	312974556366
38147	171	SIERRA PACIFIC POWER COMPANY	3.10	15		CHASE	312974556366
38147	176	NORTHWESTERN ENERGY	170.59	15		CHASE	312974556366
38147	177	AMEREN CILCO	13.06	15		CHASE	312974556366
38147	178	NORTHWESTERN ENERGY	65.20	15		CHASE	312974556366
38147	179	WE ENERGIES	66.10	15		CHASE	312974556366
38147	180	COMED	84.50	15		CHASE	312974556366
38147	181	COMED	56.82	15		CHASE	312974556366
38147	182	INLAND POWER AND LIGHT COMPANY	57.52	15		CHASE	312974556366
38147	183	WE ENERGIES	87.23	15		CHASE	312974556366
38147	184	COMED	13.33	15		CHASE	312974556366
38147	185	MISSOULA ELECTRIC COOPERATIVE	199.79	15		CHASE	312974556366
38147	186	NORTHWESTERN ENERGY	411.30	15		CHASE	312974556366
38147	187	NORTHWESTERN ENERGY	8,068.30	15		CHASE	312974556366
38147	188	NORTHWESTERN ENERGY	441.49	15		CHASE	312974556366
38147	189	JACKSON ELECTRIC COOPERATIVE	135.68	15		CHASE	312974556366
38147	191	HIGHLINE ELECTRIC ASSOCIATION	321.92	15		CHASE	312974556366
38147	200	EASTERN IOWA LIGHT & POWER CO-OP.	85.82	15		CHASE	312974556366
38153	212	NORTHWESTERN ENERGY	127.60	15		CHASE	312974556366
38153	213	NORTHWESTERN ENERGY	282.57	15		CHASE	312974556366
38153	214	NORTHWESTERN ENERGY	173.84	15		CHASE	312974556366
38153	217	BENTON PUD	47.04	15		CHASE	312974556366
38153	218	SIERRA PACIFIC POWER COMPANY	119.98	15		CHASE	312974556366
38155	232	SOUTHWESTERN ELECTRIC COOPERATIVE, INC.	236.58	15		CHASE	312974556366
38155	233	CITY & COUNTY OF BUTTE SILVER BOW	177.92	15		CHASE	312974556366
38155	234	CITY & COUNTY OF BUTTE SILVER BOW	38.26	15		CHASE	312974556366
38155	238	SOUTHERN POWER DISTRICT	70.04	15		CHASE	312974556366
38155	239	NORTHERN STATES POWER COMPANY	59.41	15		CHASE	312974556366
38155	240	MISSION VALLEY POWER	62.79	15		CHASE	312974556366
38155	241	COMED	13.33	15		CHASE	312974556366
38155	242	MT WHEELER POWER	10.00	15		CHASE	312974556366
38155	243	FARMER’S ELECTRIC COOPERATIVE	70.77	15		CHASE	312974556366
38155	244	LEWIS COUNTY PUBLIC UTILITY DISTRICT	70.51	15		CHASE	312974556366
38155	245	LEWIS COUNTY PUBLIC UTILITY DISTRICT	58.79	15		CHASE	312974556366
38155	246	MISSOULA ELECTRIC COOPERATIVE	64.64	15		CHASE	312974556366
38155	247	SEWARD COUNTY PUBLIC POWER DISTRICT	126.28	15		CHASE	312974556366
38155	248	NORTHWESTERN ENERGY	95.69	15		CHASE	312974556366
38155	249	MIDAMERICAN ENERGY COMPANY	44.48	15		CHASE	312974556366
38155	250	ALLIANT ENERGY	100.13	15		CHASE	312974556366
38155	251	OAKDALE ELECTRIC COOPERATIVE	99.65	15		CHASE	312974556366
38155	252	SIERRA PACIFIC POWER COMPANY	3.12	15		CHASE	312974556366
38155	254	NORTHERN STATES POWER COMPANY	41.35	15		CHASE	312974556366
38155	255	NORTHERN STATES POWER COMPANY	65.23	15		CHASE	312974556366
38160	280	MIDWEST ELECTRIC COOPERATIVE CORP.	158.25	15		CHASE	312974556366
38160	281	HIGHLINE ELECTRIC ASSOCIATION	260.79	15		CHASE	312974556366
38160	283	EASTERN IOWA LIGHT & POWER CO-OP.	146.69	15		CHASE	312974556366
38160	284	BEARTOOTH ELECTRIC COOPERATIVE, INC.	62.07	15		CHASE	312974556366
38160	285	NORTHWESTERN ENERGY	98.71	15		CHASE	312974556366
38160	286	COMED	13.33	15		CHASE	312974556366
38160	287	ALLIANT ENERGY	259.86	15		CHASE	312974556366
38160	288	NORTHWESTERN ENERGY	97.86	15		CHASE	312974556366
38160	289	NORTHWESTERN ENERGY	28.84	15		CHASE	312974556366
38160	290	DAWSON COUNTY PUBLIC POWER DIST.	217.06	15		CHASE	312974556366
38160	291	COMED	13.33	15		CHASE	312974556366
38160	292	MISSOULA ELECTRIC COOPERATIVE	88.33	15		CHASE	312974556366
38160	293	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	181.02	15		CHASE	312974556366
38160	294	MORGAN COUNTY RURAL ELECTRIC ASSOCIATION	146.08	15		CHASE	312974556366
38160	295	FLATHEAD ELECTRIC COOPERATIVE, INC.	116.14	15		CHASE	312974556366
38160	296	JACKSON ELECTRIC COOPERATIVE	106.08	15		CHASE	312974556366
38160	297	NORTHWESTERN ENERGY	71.07	15		CHASE	312974556366
38160	298	NORTHWESTERN ENERGY	8,856.37	15		CHASE	312974556366
38160	299	NORTHWESTERN ENERGY	409.65	15		CHASE	312974556366
38160	303	AMEREN CIPS	30.41	15		CHASE	312974556366
38160	305	NORTHERN ENERGY - MOSES LAKE	161.70	15		CHASE	312974556366
38167	352	PACIFIC POWER	195.00	15		CHASE	312974556366
			24,718.11	15 Total
38153	215	WINSTAR COMMUNICATIONS LLC	2,440.00	17		CHASE	312974556366
38155	266	MCI WORLDCOM	121,094.03	17		CHASE	312974556366
38160	268	ONVOY	152,599.95	17		CHASE	312974556366
38160	275	iCONNECT MONTANA	4,072.95	17		CHASE	312974556366
			280,206.93	17 Total
38146	144	NECA	14,078.33	18		CHASE	312974556366
38147	192	NBANC	63.84	18		CHASE	312974556366
38155	226	STATE OF MINNESOTA	4,601.62	18		CHASE	312974556366
			18,743.79	18 Total
38141	103	MONTANA DEPARTMENT OF REVENUE	2,214,919.14	19		CHASE	312974556366
38145	125	KENNETH W. MARABELLA	1,070.77	19		CHASE	312974556366
38145	126	KENNETH W. MARABELLA	1,585.59	19		CHASE	312974556366
			2,217,575.50	19 Total
38146	138	MICHAEL J. MELDAHL	486.95	20		CHASE	312974556366
38147	153	JOHN MCDONALD	256.76	20		CHASE	312974556366
38147	156	HENRY KLOBUCAR	482.63	20		CHASE	312974556366
38147	159	MONTY O’BRYANT	342.85	20		CHASE	312974556366
38147	161	LISSA NIELSEN	31.74	20		CHASE	312974556366
38147	198	MARGE NOYD	101.74	20		CHASE	312974556366
38148	206	JUSTIN BRUNELL	208.00	20		CHASE	312974556366
38153	207	KEVIN DENNEHY	53.95	20		CHASE	312974556366
38160	271	MONTY O’BRYANT	316.45	20		CHASE	312974556366
38160	306	GLEN DAVIS	383.83	20		CHASE	312974556366
38162	310	ROBERT P. GANNON	63.41	20		CHASE	312974556366
38162	311	LARRY W. KRAUSE	222.05	20		CHASE	312974556366
38167	350	DEBBIE MIDTLYNG	7.67	20		CHASE	312974556366
38167	351	TANNIS LYTLE	150.00	20		CHASE	312974556366
			3,108.03	20 Total
38146	137	YOUNG, CONAWAY, STARGATT & TAYLOR, LLP	306,748.59	31		CHASE	312974556366
38155	223	PROTIVITI INC.	185,421.07	31		CHASE	312974556366
38155	224	BANK MANAGEMENT CORPORATION	344,060.51	31		CHASE	312974556366
38160	307	YOUNG, CONAWAY, STARGATT & TAYLOR LLP	284,291.10	31		CHASE	312974556366
38167	316	PHILLIPS GOLDMAN & SPENCE PA	2,397.83	31		CHASE	312974556366
38167	317	PHILLIPS GOLDMAN & SPENCE PA	2,229.70	31		CHASE	312974556366
38167	318	PHILLIPS GOLDMAN & SPENCE PA	1,250.76	31		CHASE	312974556366
38167	319	PHILLIPS GOLDMAN & SPENCE PA	868.84	31		CHASE	312974556366
38167	320	THE BAYARD FIRM	8,192.23	31		CHASE	312974556366
38167	321	WINSTON & STRAWN LLP	228,492.58	31		CHASE	312974556366
			1,363,953.21	31 Total
			5,513,841.00	Grand Total

			4,231,269.42	Cleared per Bank

			$1,282,571.58	outstanding
			(897,642.66)	actually made from MM
			384,928.92	total O/S for 6/04

Description	Code	Summary
Checks & Wire Transfers

Transfers within TAH Accounts
Transfer to General
Transfer to Chase Checking		3,358,170.43
Transfer to Money Market
		$3,358,170.43

Intercompany Transfers to TAI
Transfer to US Bank		5,513,841.00
		$5,513,841.00

Bank Fees
General		1,183.58
Money Market
Investment
		$1,183.58

Total Disbursements		$8,873,195.01

		0

Date	Check #	Name	Amount	Purpose Code	Date Cleared	Bank	ACCOUNT #
38147	169	CENTURYTEL FIBER COMPANY, LLC - MAINTENANCE	7,640.00	10		CHASE	312974556366
38147	169	CENTURYTEL FIBER COMPANY, LLC - COLOCATION	2,789.58	13		CHASE	312974556366
38160	270	JAMES BOYD SKINNER	3,375.94	10		CHASE	312974556366
38160	271	MONTY O’BRYANT	316.45	20		CHASE	312974556366
38160	273	RYAN & COMPANY	22,500.00	14		CHASE	312974556366
38160	274	EMPLOYMENT SECURITY DEPARTMENT	65.92	9		CHASE	312974556366
38160	276	ADESTA LLC	18,682.26	10		CHASE	312974556366
38160	277	ADESTA LLC	8,564.96	10		CHASE	312974556366
38160	280	MIDWEST ELECTRIC COOPERATIVE CORP.	158.25	15		CHASE	312974556366
38160	283	EASTERN IOWA LIGHT & POWER CO-OP.	146.69	15		CHASE	312974556366
38160	290	DAWSON COUNTY PUBLIC POWER DIST.	217.06	15		CHASE	312974556366
38160	292	MISSOULA ELECTRIC COOPERATIVE	88.33	15		CHASE	312974556366
38160	295	FLATHEAD ELECTRIC COOPERATIVE, INC.	116.14	15		CHASE	312974556366
38160	302	ADESTA LLC	5,995.58	10		CHASE	312974556366
38160	303	AMEREN CIPS	30.41	15		CHASE	312974556366
38160	305	NORTHERN ENERGY - MOSES LAKE	161.70	15		CHASE	312974556366
38160	306	GLEN DAVIS	383.83	20		CHASE	312974556366
38162	309	NORSEMAN SERVICES	975.00	12		CHASE	312974556366
38167	316	PHILLIPS GOLDMAN & SPENCE PA	2,397.83	31		CHASE	312974556366
38167	317	PHILLIPS GOLDMAN & SPENCE PA	2,229.70	31		CHASE	312974556366
38167	318	PHILLIPS GOLDMAN & SPENCE PA	1,250.76	31		CHASE	312974556366
38167	319	PHILLIPS GOLDMAN & SPENCE PA	868.84	31		CHASE	312974556366
38167	320	THE BAYARD FIRM	8,192.23	31		CHASE	312974556366
38167	321	WINSTON & STRAWN LLP	228,492.58	31		CHASE	312974556366
38167	322	AETNA	1,352.00	7		CHASE	312974556366
38167	323	CITISTREET	3,583.33	7		CHASE	312974556366
38167	324	WORKING RX	364.55	7		CHASE	312974556366
38167	325	BEHAVIORAL HEALTH CENTER	123.00	7		CHASE	312974556366
38167	326	BLUE CROSS BLUE SHIELD	18,471.18	8		CHASE	312974556366
38167	327	THE HARTFORD	2,175.16	8		CHASE	312974556366
38167	328	OFFICE SOLUTIONS	65.00	12		CHASE	312974556366
38167	329	SUNGARD CSS	1,713.52	12		CHASE	312974556366
38167	330	EMPIRE OFFICE MACHINES	371.68	12		CHASE	312974556366
38167	331	EMPIRE OFFICE MACHINES	40.20	12		CHASE	312974556366
38167	332	EMPIRE OFFICE MACHINES	11.27	12		CHASE	312974556366
38167	333	JUSTIN BRUNELL	1,800.00	5		CHASE	312974556366
38167	334	I-90 CORPORATION	3,000.00	10		CHASE	312974556366
38167	335	VERIZON WIRELESS	358.33	10		CHASE	312974556366
38167	336	CALL NET	9,850.02	10		CHASE	312974556366
38167	337	KELLY M. BOND	320.00	5		CHASE	312974556366
38167	338	KELLY M. BOND	320.00	5		CHASE	312974556366
38167	339	HEATHER BRUNELL	320.00	5		CHASE	312974556366
38167	341	VERIZON WIRELESS	22.74	10		CHASE	312974556366
38167	342	LOOKING GLASS NETWORKS INC	10,951.39	10		CHASE	312974556366
38167	343	SPHERION CORPORATION	642.96	12		CHASE	312974556366
38167	344	HIGHLAND JANITORIAL	1,050.00	12		CHASE	312974556366
38167	345	DELOITTE CONSULTING	4,320.00	11		CHASE	312974556366
38167	346	COMMUNICATION MANPOWER, INC.	1,400.00	10		CHASE	312974556366
38167	347	FEDEX	142.72	12		CHASE	312974556366
38167	348	HENRY KLOBUCAR	2,825.00	10		CHASE	312974556366
38167	349	JAMES BOYD SKINNER	3,342.16	10		CHASE	312974556366
38167	350	DEBBIE MIDTLYNG	7.67	20		CHASE	312974556366
38167	351	TANNIS LYTLE	150.00	20		CHASE	312974556366
38167	352	PACIFIC POWER	195.00	15		CHASE	312974556366

			384,928.92	outstanding

Note:  Checks are written on TAH Checking account for TAI, and are accounted for as an intercompany transfer

Touch America

Receipts for June 2004

Date	Transaction	Name	Amount	Purpose Code	Memo/Description	BANK	ACCOUNT #
06/02/04	Deposit	PATRICK FLEMING	1,500.00	1	TA Billing System Revenue	CHASE	312974556365
06/02/04	Deposit	ALLSTREAM FIBER U.S. INC.	24,677.90	1	TA Billing System Revenue	CHASE	312974556365
06/02/04	Deposit	KIT HUNTER	9.39	1	TA Billing System Revenue	CHASE	312974556365
06/02/04	Deposit	MARION ANDERSON	62.44	1	TA Billing System Revenue	CHASE	312974556365
06/02/04	Deposit	TUCKER FARM	15.65	1	TA Billing System Revenue	CHASE	312974556365
06/02/04	Deposit	DIANNA J. MITTLEIDER	65.23	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Oneeighty Networks, Inc.	1,219.33	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	American Financial Solutions	10.00	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Kimberly Jolly & Craig Jolly	70.28	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Amity K Moore	62.55	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Ronnie W Morgan & Marge C Morgan	60.19	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Columbine Glassworks & Gallery	16.03	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	Deposit	Vicki Voeks & Glenn Voeks	189.65	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	FedEx Corporation	109.90	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Maternal Life International	718.95	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Ione M. Schumacher	329.12	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Jonathan R. Potter	715.63	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Randy Mitchell	4.40	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Yakima Interfaith Coalition: Casa/Hogar	8.75	1	TA Billing System Revenue	CHASE	312974556365
06/10/04	Deposit	Clayton Scotson	32.62	1	TA Billing System Revenue	CHASE	312974556365
06/11/04	Deposit	ALLSTREAM FIBER US INC	62,084.40	1	TA Billing System Revenue	CHASE	312974556365
06/14/04	Deposit	Matthews, Pierce & Lloyd, Inc.	83,580.71	1	TA Billing System Revenue	CHASE	312974556365
06/15/04	Deposit	Michael E Zimmerman	490.43	1	TA Billing System Revenue	CHASE	312974556365
06/15/04	Deposit	Harvard Collection Services Inc.	82.50	1	TA Billing System Revenue	CHASE	312974556365
06/15/04	Deposit	Williams & Associates, LLC	460.62	1	TA Billing System Revenue	CHASE	312974556365
06/15/04	Deposit	The Shipping Depot	5.11	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Angela White	4.17	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	William Kent	14.60	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Excel Energy	125.60	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Deborah Doyle McWhinney	138.62	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	United States Treasury	3,588.18	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Joann Gomez, Miranda mata	20.00	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	John Alexander Engelmann	5.00	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Connie Wegner	17.95	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	CCSI Liquidating Trust	10,950.08	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	WilTel Communications	71,488.54	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Consumer Credit Counseling Service of MT	8.80	1	TA Billing System Revenue	CHASE	312974556365
06/18/04	Deposit	Matthews, Pierce & Lloyd - Escrow Acct	64,642.60	1	TA Billing System Revenue	CHASE	312974556365
06/21/04	Deposit	Janette Reget	35.90	1	TA Billing System Revenue	CHASE	312974556365
06/21/04	Deposit	Online Resources Corp for Jonathan L Gass	14.95	1	TA Billing System Revenue	CHASE	312974556365
06/21/04	Deposit	Krista Schulz	20.00	1	TA Billing System Revenue	CHASE	312974556365
06/23/04	Deposit	Online Resources Corporation	10.10	1	TA Billing System Revenue	CHASE	312974556365
06/23/04	Deposit	Patrick Green, Christine Green	14.95	1	TA Billing System Revenue	CHASE	312974556365
06/23/04	Deposit	Michael Banks	10.00	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Northrop Grumman	165,852.69	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Time Warner Telecom Holdings Inc.	10,562.78	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Janie Lanz	30.00	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Cevenant Retirement Communities	1,170.48	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Credit Associates, Inc.	160.00	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	John Dwyer	17.95	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Allstream Fiber	2,100.00	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Allstream Fiber	2,100.00	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Allstream Fiber	24,677.90	1	TA Billing System Revenue	CHASE	312974556365
06/28/04	Deposit	Charles Earl Buck	0.04	1	TA Billing System Revenue	CHASE	312974556365
06/30/04	Deposit	Comtel Luquidators, Inc.	250.00	1	TA Billing System Revenue	CHASE	312974556365
06/07/04	WIRE IN	ADC - TRAVELERS SURETY	1,000,000.00	1	TA Billing System Revenue	CHASE	312974556365
06/14/04	WIRE IN	LIGHTPOINT	125,000.00	1	TA Billing System Revenue	CHASE	312974556365
06/16/04	Deposit	Joan Heimark	312.46	1	TA Billing System Revenue	CHASE	312974556366
06/16/04	Deposit	Baxter Air Inc.	69.81	1	TA Billing System Revenue	CHASE	312974556366
06/22/04	Deposit	Jade Richter	17.95	1	TA Billing System Revenue	CHASE	312974556366
06/22/04	Deposit	AON Risk Services	42,409.60	1	TA Billing System Revenue	CHASE	312974556366

			1,702,423.48

06/30/04	Deposit	INTEREST - Chase MMA	39,784.25	3	Interest Income	CHASE	312974556365
06/28/04	Deposit	Wells Fargo Bank - Closure of Account	2,920.98		Transfer of account from Wells to Chase	CHASE	312974556365

			1,745,128.71		total deposits

Description	Code	Summary
Checks & Wire Transfers

Transfers within TAH Accounts
Transfer to General
Transfer to Chase Checking		3,358,170.43
Transfer to Chase Money Market
		$3,358,170.43

Intercompany Transfers from TAI
Billing System Revenue - Interco		1,659,613.66
Billing System Revenue - Interco		42,809.82
Transfer to General Depository		1,069.43
Transfer to Money Market		2,920.98
		$1,706,413.89

Interest Income
Money Market		39,784.25
Checking		0.00
		$39,784.25

Total Receipts		$5,104,368.57

TOTALS			DIFFERENCE		NOTES

US BANK	3,588.18	4,356,424.19	4,352,836.01	5/3/2004	Transfer from Chase to US Bank	$1,000,000.00
	3,588.18		4,352,836.01	5/13/2004	Transfer from Chase to US Bank	$2,500,971.43
				5/7/2004	Transfer from Wells Fargo to US Bank	$116,000.00
						$3,616,971.43

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period.:	June 1, 2003 - June 30, 2003

STATEMENT OF OPERATIONS

(Income Statement)

The Statement of Operations is to be prepared on an accrual basis.  The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

REVENUES	Month	Cumulative Filing to Date
Gross Revenues	$	$
Less: Returns and Allowances
Net Revenue	0.00	0.00
COST OF GOODS SOLD
Beginning Inventory
Add: Purchases
Add: Cost of Labor
Add: Other Costs (attach schedule)
Less: Ending Inventory
Cost of Goods Sold
Gross Profit	0.00	0.00
OPERATING EXPENSES
Advertising
Auto and Truck Expense
Bad Debts
Contributions
Employee Benefits Programs (A)	0.00	187,669.40
Insider Compensation*
Insurance
Management Fees/Bonuses
Office Expense
Pension & Profit-Sharing Plans
Repairs and Maintenance
Rent and Lease Expense
Salaries/Commissions/Fees
Supplies
Taxes - Payroll
Taxes - Real Estate
Taxes - Other
Travel and Entertainment
Utilities
Other (attach schedule)
Total Operating Expenses Before Depreciation	0.00	187,669.40
Depreciation/Depletion/Amortization
Net Profit (Loss) Before Other Income & Expenses	0.00	(187,669.40)
OTHER INCOME AND EXPENSES
Other Income (attach schedule)	39,784.25	10,459,897.54
Interest Expense	0.00	520.59
Other Expense (attach schedule)	1,184.58	47,914.73
Net Profit (Loss) Before Reorganization Items	38,599.67	10,223,792.82
REORGANIZATION ITEMS
Professional Fees
U. S. Trustee Quarterly Fees		1,000.00
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)
Gain (Loss) from Sale of Equipment		(1,365,811.76)
Other Reorganization Expenses (attach schedule)
Total Reorganization Expenses	0.00	(1,364,811.76)
Income Taxes		(7,874,198.76)
Net Profit (Loss)	38,599.67	19,462,803.34

*“Insider” is defined in 11 U.S.C. Section 101(31).

(A) A post-retirement benefit liability was transferred from Entech, LLC in October 2003.

(B) The proceeds from the sale of assets and customers to 360Networks were retained within Touch America Inc. and not allocated to any subsidiaries.

FORM MOR-2

(9/99)

BREAKDOWN OF “OTHER” CATEGORY	Month	Cumulative Filing to Date

Other Costs

Other Operational Expenses

Other Income
Interest income-unrelated	39,784.25	395,489.63
Miscellaneous nonoperating Income		10,000,000.20

Total	39,784.25	10,395,489.83
Other Expenses
Finance charges and bank fees	1,183.58	27,869.38
Other Interest Expense		3,946.05
Amortization of Bank Fees		(892.77)
Other Misc Operating Expense	1.00	60.68

Total	1,184.58	30,983.34
Other Reorganization Expenses

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:

Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

FORM MOR-2 (CON’T)

(9/99)

In re : Touch America Holdings, Inc.	Case No. 03-11915 (KJC)
Debtor	Reporting Period: June 30, 2003

BALANCE SHEET

The Balance Sheet is to be completed on an accrual basis only.  Pre-petition liabilities must be classified separately from postpetition obligations.

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents (A)	47,635,453.06	9,920,511.35
Restricted Cash and Cash Equivalents (I)	0.00	4,500,000.00
Accounts Receivable (Net)	7,341.12	104,460.26
Accounts Receivable - Intercompany	637,025,520.86	593,015,337.66
Notes Receivable	0.00	0.00
Inventories	0.00	0.00
Prepaid Expenses	0.00	0.00
Professional Retainers	0.00	0.00
Other Current Assets (attach schedule)	0.00	0.00
TOTAL CURRENT ASSETS	684,668,315.04	607,540,309.27
PROPERTY AND EQUIPMENT
Real Property and Improvements	0.00	0.00
Machinery and Equipment	0.00	0.00
Furniture, Fixtures and Office Equipment	0.00	0.00
Leasehold Improvements	0.00	0.00
Vehicles	0.00	0.00
Less Accumulated Depreciation	0.00	0.00
TOTAL PROPERTY & EQUIPMENT	0.00	0.00
OTHER ASSETS
Loans to Insiders*	0.00
Other Assets -Investments in Subsidiaries	(71,083,262.40)	(321,652,611.62)
Other Assets (reclassification of debit balance liabilities)	0.00
TOTAL OTHER ASSETS	(71,083,262.40)	(321,652,611.62)

TOTAL ASSETS	613,585,052.64	285,887,697.65

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable	0.00	0.00
Accounts Payable - Intercompany	34,347,705.21	0.00
Taxes Payable (refer to FORM MOR-4)	(100,388.00)	0.00
Wages Payable	0.00	0.00
Notes Payable	0.00	0.00
Rent / Leases - Building/Equipment	0.00	0.00
Secured Debt / Adequate Protection Payments	0.00	0.00
Professional Fees	0.00	0.00
Amounts Due to Insiders*	0.00	0.00
Debtor Financing	0.00	0.00
Other Postpetition Liabilities (attach schedule)	0.00	0.00
TOTAL POSTPETITION LIABILITIES	34,247,317.21	0.00
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt	0.00	0.00
Priority Debt	135.10	135.10
Unsecured Debt Income Taxes Payable (B) (H)	102,503,898.90	113,315,822.11
Unsecured Debt - reported at 6/19/03 (H)	1,014,084.03	820,822.16
Unsecured Debt -Taxes Payable	(12,127.75)	0.00
Unsecured Debt - Leveraged ESOP Compensation (E) (H)	482,189.27	482,189.27
Unsecured Debt - Tetragenics Accounts Payable	34,622.55
Unsecured Debt - Preferred stock redemptions (F)	402,324.22
Unsecured Debt - accrued divestiture costs	0.00	1,568,961.38
Unsecured Debt - Intercompany	148,140,118.79	113,376,849.17
Unsecured Debt - post-retirement benefit liability	187,669.40
TOTAL PRE-PETITION LIABILITIES	252,752,914.51	229,564,779.19

TOTAL LIABILITIES	287,000,231.72	229,564,779.19
OWNER EQUITY
Capital Stock (C)	530,495,941.00	528,665,309.23
Additional Paid-In Capital	2,347,398.65	2,347,398.65
Partners’ Capital Account	0.00
Owner’s Equity Account	0.00
Retained Earnings - Pre-Petition	(349,903,086.28)	(474,689,789.42)
Retained Earnings - Postpetition	19,462,803.34
Retained Earnings - Loss from Investments in Subsidiaries-Postpetition (D)	124,181,764.21
Adjustments to Owner Equity (attach schedule)	0.00
Postpetition Contributions (Distributions) (Draws) (attach schedule)	0.00
NET OWNER EQUITY	326,584,820.92	56,322,918.46

TOTAL LIABILITIES AND OWNERS’ EQUITY	613,585,052.64	285,887,697.65

*“Insider” is defined in 11 U.S.C. Section 101(31).	0.00	0.00

(A)  The cash balance, as reported on the Initial Bankruptcy Schedules, was overstated by $1,955,777.65.

(B)       Touch America Holdings, Inc. is the parent company for the consolidated federal income tax return. However the income tax expense is provided as if Touch America Holdings, Inc. filed a stand-alone income tax return. 1997 through 2001 Income tax returns are currently under audit by the IRS and the recorded liability may be subject to change.

(C)       Reflects the use of ESOP shares to fund a portion of Touch America, Inc.’s 401k plan.

(D)       Touch America Holdings, Inc. is the parent company.  All earnings from the investments in subsidiaries roll up to Touch America Holdings, Inc.

(E)         This amount represents prepetition amounts not included in the original bankruptcy schedules as filed.  No specific creditors have been identified, as these amounts are estimates and may not be paid/owed to specific creditors.

(F)         This amount represents preferred stock which was called, but not yet redeemed as of the filing date.

(G)       A post-retirement benefit liability of $188, 803.68 was transferred from Entech, LLC in October 2003.

(H)       The “BOOK VALUE ON PETITION DATE” amount has been adjusted to reflect the proper amount.  The adjustment only reallocates amounts between “BOOK VALUE ON PETITION DATE” catagories and does not change the total amount originally reported.

(I)            Retstricted Cash was transferred from Touch America Holdings Inc, LLC to Touch America Inc in March 2004.

FORM MOR-3

(9/99)

ASSETS	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Current Assets

Other Assets - Investments in Subsidiaries
Investments in Subsidiaries:
184301 Inv-Mem Cap ENT LLC	500.00	500.00
184303 Invest-ENT-Und Earn	(567,688.44)	(7,107,271.60)
184304 Invest-ENT-BRP Adj	(665,650.62)	(665,650.62)
184305 Invest-ENT LLC-APIC	130,081,009.26	130,081,009.26
184661 Invest-TET -Comm Stk	(13,488.64)	372,100.00
184664 Invest-TET -Und Earn	13,531.51	(9,714,076.41)
184667 Invest-TET -APIC	0.00	8,125,118.94
184671 Invest-TAI-Comm Stk	(2,864,961.38)	(2,864,961.38)
184674 Invest-TAI -Und Earn	(806,720,689.54)	(1,049,533,555.26)
184677 Invest-TAI -APIC	609,654,175.45	609,654,175.45
Total	(71,083,262.40)	(321,652,611.62)

Other Assets

Total	0.00

LIABILITIES AND OWNER EQUITY	BOOK VALUE AT END OF CURRENT REPORTING MONTH	BOOK VALUE ON PETITION DATE
Other Postpetition Liabilities
258375 Divest Exp - Utility	0.00
258501 Customer Stock Terminations	0.00
258923 Officer & Director Deferred Comp	0.00
275383 Post-retirement benefit	0.00
Total	0.00
(Note: reclassified to other assets)
Adjustments to Owner Equity

Postpetition Contributions (Distributions) (Draws)

FORM MOR-3 (CON’T)

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	June 1, 2003 - June 30, 2003

STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.

Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.

Attach photocopies of any tax returns filed during the reporting period.

	Beginning Tax Liability	Amount Withheld or Accrued	Amount Paid	Date Paid	Check No. or EFT	Ending Tax Liability
Federal
Withholding
FICA-Employee
FICA-Employer
Unemployment
Income
Other:
Total Federal Taxes	0.00	0.00	0.00	0.00	0.00	0.00
State and Local
Withholding
Sales
Excise
Unemployment
Real Property
Personal Property
Other:	(100,388.00)					(100,388.00)
Total State and Local	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)
Total Taxes	(100,388.00)	0.00	0.00	0.00	0.00	(100,388.00)

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable.

	Number of Days Past Due
	Current	0-30	31-60	61-90	Over 90	Total
Accounts Payable U S Trustee Fee						0.00
Wages Payable
Taxes Payable
Rent/Leases-Building
Rent/Leases-Equipment
Secured Debt/Adequate Protection Payments
Professional Fees
Amounts Due to Insiders*

Total Postpetition Debts	0.00	0.00	0.00	0.00	0.00	0.00

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*“Insider” is defined in 11 U.S.C. Section 101(31).

FORM MOR-4

(9/99)

In re: Touch America Holdings, Inc.	Case No.	03-11915 (KJC)
	Reporting Period:	June 1, 2003 - June 30, 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	7,341.12
+ Amounts billed during the period	0.00
- Amounts collected during the period	0.00
Total Accounts Receivable at the end of the reporting period	7,341.12

Accounts Receivable Aging	Amount
0 - 30 days old	0.00
31 - 60 days old	0.00
61 - 90 days old	0.00
91+ days old	7,341.12
Total Accounts Receivable	7,341.12
Amount considered uncollectible (Bad Debt)
Accounts Receivable (Net)	7,341.12

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X

FORM MOR-5

(9/99)